                                                              FILE NO. 333-28537
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED MAY 16, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED MAY 16, 1997)

                                     PROSPECTUS NUMBER: 1536
                                     DATED: JULY 8, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                LIBOR


INDEX MATURITY:           One Month


TRADE DATE:               July 8, 1997


SETTLEMENT DATE:          July 11, 1997


MATURITY DATE:            July 13, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   -0.040%
                          (minus four bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Monthly


INTEREST PAYMENT DATES:   The thirteenth of each month commencing August 1997 through Maturity, subject to modified following business day convention.


INITIAL INTEREST RATE:    TBD, July 9, 1997


FORM:                     Book-entry

